UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 2, 2005

AGL RESOURCES INC.
(Exact name of registrant as specified in its charter)

Georgia	1-14174	58-2210952
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Ten Peachtree Place NE Atlanta, Georgia 30309
(Address and zip code of principal executive offices)

404-584-4000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

News Release

For Immediate Release

contact:

Financial
Brian Little
Director, Investor Relations
404 584 4414

Media
Nick Gold
Director, Media Relations
404 584 3457 or 404 275 9501

AGL RESOURCES ANNOUNCES

DIVIDEND INCREASE

ATLANTA, February 2, 2005 - The Board of Directors of AGL Resources Inc. (NYSE: ATG) today approved a 7 percent increase in the AGL Resources common stock dividend.

The increase raises the quarterly dividend from $0.29 per share to $0.31 per share, for an indicated annual dividend of $1.24 per share. It also marks the third dividend increase in less than three years, following 4 percent increases in both April 2004 and April 2003. The new quarterly dividend will be paid March 1, 2005, to shareholders of record as of the close of business February 18, 2005.

"With AGL Resources, investors get the best of both worlds,” said Paula Rosput Reynolds, chairman, president and chief executive officer of AGL Resources. “We have consistently promised our investors that they would be able to achieve target returns through a combination of a competitive dividend yield and growth in earnings per share. Our Board has raised the dividend early in 2005 to provide assurance that the yield will remain competitive throughout the year.” She continued, “At $1.24, the dividend is particularly well-supported by our record 2004 earnings. Importantly, too, the company has a clear line of sight to improved future cash flows which will allow for reinvestment in the business."

About AGL Resources

AGL Resources (NYSE: ATG) is an Atlanta-based energy services holding company and was named 2003 Gas Company of the Year by Platts Global Energy Awards. The company's utility subsidiaries - Atlanta Gas Light, Elizabethtown Gas in New Jersey, Virginia Natural Gas in Norfolk, Florida City Gas, Chattanooga Gas, and Elkton Gas in Maryland - serve 2.2 million customers in six states. Houston-based subsidiary, Sequent Energy Management, is involved in natural gas asset management and optimization, producer services, wholesale marketing and risk management activities. As a member of the SouthStar partnership, AGL Resources markets natural gas to consumers in Georgia under the Georgia Natural Gas brand. AGL Networks, the company's telecommunications subsidiary, owns and operates fiber optic networks in Atlanta and Phoenix. The company also owns and operates Jefferson Island Storage & Hub, a high-deliverability natural gas storage facility near the Henry Hub in Louisiana, and Virginia Gas, a natural gas storage pipeline and distribution company in southwestern Virginia and a high-deliverability salt cavern storage facility in Saltville, Virginia. For more information, visit www.aglresources.com.

Forward-Looking Statements

Certain expectations and projections regarding our future performance referenced in this press release are forward-looking statements. Officers may also make verbal statements to analysts, investors, regulators, the media and others that are forward-looking. Forward-looking statements involve matters that are not historical facts, such as projections of our financial performance, management’s goals and strategies for our business and assumptions regarding the foregoing. Because these statements involve anticipated events or conditions, forward-looking statements often include words such as “anticipate,” “assume,” “can,” “could,” “estimate,” “expect,” “forecast,” “indicate,” “intend,” “may,” “plan,” “predict,” “project,” “future,” “seek,” “should,” “target,” “will,” “would,” or similar expressions. Do not unduly rely on forward-looking statements. They represent our expectations about the future and are not guarantees. Our expectations are based on currently available competitive, financial and economic data along with our operating plans. While we believe that our expectations are reasonable in view of the currently available information, our expectations are subject to future events, risks and uncertainties, and there are several factors - many beyond our control - that could cause results to differ significantly from our expectations. In addition to the important factors described in this press release and in our filings with the Securities and Exchange Commission, which we incorporate by reference in this press release, the following are among the important factors that could cause our business, results of operations or financial condition in the future to differ significantly from those expressed in the forward-looking statements:

•	changes in industrial, commercial and residential growth in AGL Resources’ service territories;

•	changes in price, supply and demand for natural gas and related products;

•	impact of changes in state and federal legislation and regulation, including orders of various state public service commissions and of the Federal Energy Regulatory Commission on the gas and electric industries and on AGL Resources;

•	actions taken by government agencies, including decisions on base rate increase requests by state regulators;

•	the ultimate impact of the Sarbanes-Oxley Act of 2002 and any future changes in accounting regulations or practices in general with respect to public companies, the energy industry or AGL Resources' operations specifically;

•	the enactment of new accounting standards, or interpretations of existing accounting standards, by the Financial Accounting Standards Board or the Securities and Exchange Commission, or SEC, that could impact the way AGL Resources records revenues, assets and liabilities, which in turn could adversely affect reported results of operations;

•	the enactment of new auditing standards, or interpretations of existing auditing standards, by the Public Company Accounting Oversight Board which could adversely affect AGL Resources' ability to comply with the requirements of Section 404 of the Sarbanes-Oxley Act of 2002;

•	effects and uncertainties of deregulation and competition, particularly in markets where prices and providers historically have been regulated, and unknown issues following deregulation such as the stability of the Georgia retail gas market, including risks related to energy marketing and risk management;

•	concentration of credit risk in marketers that are certificated by the Georgia Public Service Commission to sell retail natural gas in Georgia, as well as concentration of credit risk in customers of AGL Resources’ wholesale services segment;

•	utility and energy industry consolidation;

•	performance of equity and bond markets and the impact on pension and post-retirement funding costs;

•	impact of acquisitions and divestitures, including:

o	the risk that the businesses of NUI Corporation and/or Pivotal Jefferson Island Storage & Hub, LLC will not be integrated successfully with AGL Resources or that such integrations may be more difficult, time-consuming or costly than expected;

o	material deficiencies in NUI's internal controls that AGL Resources must address and resolve;

o	revenues following the acquisitions may be lower than expected;

o	expected revenue synergies and cost savings from these two acquisitions may not be fully realized or realized within the expected time frame;

•	direct or indirect effects on AGL Resources' business, financial condition or liquidity resulting from a change in its credit ratings or the credit ratings of its counterparties or competitors;

•	interest rate fluctuations, financial market conditions and general economic conditions;

•	uncertainties about environmental issues and the related impact of such issues;

•	impact of changes in weather upon the temperature-sensitive portions of the business;

•	impact of ongoing investigations and litigation;

•	impact of changes in prices on the margins achievable in the unregulated retail gas marketing business;

•	increases in competition in the markets served by AGL Resources;

•	the availability and price of insurance;

•	the general effects of deregulation of the energy markets, including industry restructuring and unbundling of services;

•	the ability to attract and retain key executives and employees;

•	fluctuations in energy commodity prices;

•	acts of war or terrorism;

•	AGL Resources’ ability to control operating expenses and to achieve efficiencies in its existing and acquired operations;

•	AGL Resources’ ability to continue to modernize its current and acquired distribution infrastructures as scheduled and budgeted; and

•	other risks described in AGL Resources' documents on file with the SEC.

There also may be other factors that could cause results to differ significantly from our expectations. Forward-looking statements are only as of the date they are made, and we do not undertake any obligation to update these statements to reflect subsequent changes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGL RESOURCES INC.
(Registrant)
Date: February 2, 2005	/s/ Richard T. O’Brien
Executive Vice President and Chief Financial Officer